Exhibit 10.2



                        AMENDMENT AND NOVATION AGREEMENT

          This Amendment and Novation Agreement ("Agreement") is effective this 27th day of October, 1999 ("Effective Date") by and among Timothy B. White Properties ("Lessor"), Connect Northwest LLC ("CNW"), and CyPost Corporation, a Delaware corporation ("CyPost").

          WHEREAS, Lessor and CNW have entered into a Building Lease ("Lease") on the 30th day of April 1998 for Space #1 at 117 North First Street, Mount Vernon, WA, also known as "The Carnation Building", and

          WHEREAS, CNW and CyPost have requested Lessor to consent to the transfer of the Lease from CNW to CyPost in connection with the closure of the proposed Asset Purchase Agreement between CNW and CyPost, and

          WHEREAS, Lessor, CNW and CyPost are willing to transfer responsibility under the Lease from CNW to CyPost if certain amendments are made to the Lease,

          THEREFORE, Lessor, CNW and CyPost hereby agree to the following changes to the Lease:

          1. Rent. The rent schedule in Section 5 of the Lease is hereby amended to read as follows:

                      MONTHS                         MONTHLY RENT
                      ------                         ------------
                       1--3                                 $0.00
                        4                                1,000.00
                       5--16                             2,000.00
                      17--28                             2,800.00
                      29--40                             3,000.00
                      41--52                             3,200.00
                      53--64                             3,400.00

In addition, CyPost hereby agrees to pay all charges for electricity to the leased premises. The electricity for the leased premises shall be directly metered.

          2. Novation. Lessor, CNW and CyPost hereby agree that, as of the Effective Date of this Agreement, CyPost will be substituted as the Lessee under the Lease and will assume all of rights and obligations under the Lease accruing on and after the Effective Date of this Agreement. Lessor, CNW and CyPost further agree that CNW will remain responsible for any and all rights and responsibilities under the Lease which accrued before the Effective Date of this Agreement, and that as of the Effective Date, CNW hereby transfers to CyPost all of CNW's right, title and interest in and to the Lease.

          3. Representation. CNW represents that it has paid to Lessor all monies due and owing pursuant to the Lease and agrees to pay Lessor any additional sums due for any period prior to the Effective Date of this Agreement.

          4. Estoppel. CNW has no knowledge of any breach of default by Lessor under the Lease which remains uncured. The Lease is the only agreement to which Lessor and CNW have agreed regarding the leased premises, and it remains in full force and effect. The Lease has not been modified or amended, except as amended pursuant to this Agreement.

          5. Termination and Additional Remedies. The third sentence of Section 19 of the Lease is hereby amended to read in its entirety as follows:

          "But notwithstanding such reentry by the Lessor, and subject to the Lessor's duty to mitigate all of its damages, the liability of the Lessee for the rent provided herein shall not be extinguished for the balance of the term of this lease, and Lessee covenants and agrees to make good to the Lessor any additional reasonable expenses of Lessor as a result of such re-entering and re-letting of the Premises, including reasonable real estate commissions and reasonable remodeling expenses incurred by Lessor as a result of the same."

          6. Counterparts. This Agreement may be signed in multiple counterparts which may be transmitted via facsimile, with the same effect as if all parties had signed the same document, even though all signatures may not appear on the same counterpart. All counterparts shall be construed as and shall constitute one and the same agreement. In proving this Agreement, it will not be necessary to produce or account for the original counterpart signed by the party against whom the proof is being presented.

          7. Except as expressly amended herein, all other terms and conditions of the Lease remain in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the dates shown below, to be effective on the date first above written.

Timothy B. White Properties                 Connect Northwest Internet Services,
by Windemere Properties, its agent          LLC

                                              /s/ James P. Fick
----------------------------------------    ------------------------------------
Signature                                   Signature


                                            /s/  James P. Fick
----------------------------------------    -----------------------------------
Name                                        Name


                                            /s/  Manager               10/27/99
----------------------------------------    -----------------------------------
Title                               Date    Title                         Date



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



                       ASSIGNMENT OF LEASE AND ACCEPTANCE

          FOR VALUE RECEIVED, the undersigned Lessee does hereby assign unto CyPost Corporation, his heirs and assigns, all of his right, title and interest in and to that certain lease dated the 1st day of October, 1998, between SIXTH & VIRGINIA PROPERTIES, as Lessor, and Connect Northwest Internet Services, L.L.C. the undersigned as Lessee, covering the following described property, to-wit:

         Suite 705, Approximately Two Hundred Ten (210) rentable sq. ft. in that certain building known as the Westin Building, on the following real estate property: Lots 11 and 12 (less portion for street), Block 15 of Addition to town of Seattle, as laid off by Heirs of Sarah A. Bell, deceased (commonly known as Heirs of Sarah A. Bell's Addition to the City of Seattle), as per plat recorded in Volume I of plats, page 103, records of King County, Washington from and after October 27th, 1999, for and during all the remainder of the term mentioned in said lease, it being expressly agreed that this assignment shall not in any manner relieve the undersigned assignor from liability for the payment of rent or the performance of the covenants on the part of the Lessee as therein mentioned.

Dated at Seattle, Washington, this 26th day of October, 1999.

                                  Connect Northwest Internet Services, L.L.C.
                                  A Washington Limited Liability


                                  By:   /s/ Alex Free
                                        ----------------------------------------


                                  By:
                                        ----------------------------------------
                                                             (Lessee)

          In consideration of the above assignment and the written consent of the Lessor thereto, the undersigned hereby assumes and agrees to make all the payments by said lease provided from and after October 27, 1999, and to perform all of the covenants and conditions of the within lease by the said Lessee therein to be made and performed.

          Dated at Seattle, Washington, this 26th day of October, 1999

                                   CyPost Corporation
                                   A Delaware Corporation


                                   By:   /s/ Steven Berry
                                         ---------------------------------------


                                   By:
                                      ------------------------------------------
                                                                 (Assignee)